SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 10549
                           FORM 8-K/A



                         CURRENT REPORT




Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                              1934



Date of Report (Date of earliest event reported): December 31, 2001




                    IGENE BIOTECHNOLOGY, INC.
      _____________________________________________________

     (Exact name of registrant as specified in its charter)




      MARYLAND           0-15888           52-1230461
   ______________       ___________       __________________
   State or other       Commission        IRS Employer
   jurisdiction of      File Number       Identification No.
   incorporation




           9110 Red Branch Road
               Columbia, MD                       21045-2024
   ________________________________________       __________
   (Address of principal executive offices)       (Zip Code)



Registrant's telephone number, including area code: 410-997-2599

                               -1-

               AUDITED FINANCIAL STATEMENTS PROBIO

      We are providing the following audited financial statements to give you a picture of what the results of operations and financial position of had been prior to the acquisition of all issued outstanding shares of common stock of ProBio Nutraceuticals, AS, a Norwegian corporation ("ProBio"). The audited pro forma consolidated statements of income for the year ended December 31, 2001 are prior to the purchase.

      Igene's acquisition of ProBio was accounted for using the purchase method of accounting, as prescribed by SFAS No. 141, "Business Combinations."

      These audited financial statements are prepared based on available information, using assumptions that ProBio's management believes are reasonable. They were prepared based on the Norwegian Kroner and converted into US dollar at an exchange rate of 8.8822 the prevailing rate at the 12/31/2001.

                               -2-

                              PROBIO NUTRACEUTICALS
                              Audited Balance Sheet
                                                         December 31,
                                                 ____________________________

                                        Note             2001           2000
                                        _____    _____________  _____________
Intangible fixed assets
  Deferred tax assets                   7              44,269         15,951
                                                 _____________  _____________
 Total intangible fixed assets                         44,269         15,951

Tangible fixed assets
  Machinery and equipment               4              48,017         22,934
  Fixtures, furniture, etc.             4              30,252          9,052
                                                 _____________  _____________

  Total tangible fixed assets                          78,269         31,986

  Total fixed assets                                  122,538         47,937
                                                 _____________  _____________

Current assets stocks
  Inventory                                           147,711         75,724
                                                 _____________  _____________

  Total inventory                                     147,711         75,724
                                                 _____________  _____________

Debtors
  Trade debtors                                       334,545        274,971
  Other debtors                                       160,469            345
                                                 _____________  _____________

  Total debtors                                       495,014        275,316
                                                 _____________  _____________

Other financial assets
  Marketbased financial assets                         19,433              0
                                                 _____________  _____________

  Total marketbased financial assets                   19,433              0
                                                 _____________  _____________

                                       -3-

                              PROBIO NUTRACEUTICALS
                              Audited Balance Sheet
                                   (continued)
                                                          December 31,
                                                 ____________________________

                                       Note              2001           2000
                                       _____     _____________  _____________

Bank deposits, cash in hand
  Bank deposits, cash in hand          8              144,036        487,781
                                                 _____________  _____________

  Total bank deposits and cash in hand                144,036        487,781
                                                 _____________  _____________

  Total current assets                                806,194        838,822
                                                 _____________  _____________

  Total assets                                        928,732        886,758
                                                 _____________  _____________

  Paid-in-capital
    Share capital                      6              112,585        112,585
    Share premium reserve                             464,877        541,387
                                                 _____________  _____________

  Total paid-in-capital                               577,462        653,972
                                                 _____________  _____________

  Total equity capital                                577,462        653,972
                                                 _____________  _____________

Liabilities

Current liabilities
  Trade creditors                                     285,979        184,723
  Public duties payable                                24,694         27,114
  Other liabilities                                    40,597         20,949
                                                 _____________  _____________

Total short-term-liabilities                          351,270        232,786
                                                 _____________  _____________

  Total liabilities                                   351,270        232,786
                                                 _____________  _____________

  Total equity capital and liabilities                928,732        886,758
                                                 _____________  _____________

                                       -4-

                              PROBIO NUTRACEUTICALS
                        Audited Profit and Loss Statement
                                                          December 31,
                                                 ____________________________

                                       Note              2001           2000
                                       _____     _____________  _____________
Operating Revenue
  Revenue                                           1,497,508        271,114
  Other operating revenue               9             346,435          9,595
                                                 _____________  _____________

                                                    1,843,943        280,709
                                                 _____________  _____________

Operating expenses
  Raw materials and consumables used                1,046,591        198,317
  Payroll expense                       2             427,371         58,568
  Depreciation of fixed assets          4              18,382          1,686
  Other operating expenses              3,5           464,796         95,190
                                                 _____________  _____________

     Total operating expenses                       1,957,140        353,761
                                                 _____________  _____________

Result of operation                                  -113,197        -73,052
                                                 _____________  _____________

Financial income and costs
  Interest income                                       8,535         16,569
  Other financial income                                6,804              0
  Interest paid                                           664             58
  Other financial costs                                 6,306              7
                                                 _____________  _____________

  Net financial costs                                   8,369         16,504
                                                 _____________  _____________

Operating result before tax                          -104,828        -56,548
Taxes on operating result               7             -28,318        -15,951
                                                 _____________  _____________

  Result                                              -76,510        -40,597
                                                 _____________  _____________

Result for the year - loss                            -76,510        -40,597
                                                 _____________  _____________

Dispositions:
  Transferred from
    Additional Paid in Equity                          76,510         40,597
                                                 _____________  _____________

Sum transfers                                          76,510         40,597
                                                 _____________  _____________


                      PROBIO NUTRACEUTICALS
              Notes to Audited Financial Statements


Note 1    Accounting principle

The annual accounts is set up in accordance to the Norwegian Accounting Act and Generally Accepted Accounting principles for small businesses. The company has used acquisition cost as principle for valuing inventory, payables and financial assets.

Note 2    Payroll

Salary and allowances
  for employees and directors                2001          2000
                                        __________     __________

  Salary                                  367,230         46,122
  Employment tax                           32,374          2,121
  Other salary or personnel cost           27,767         10,325
                                        __________     __________

  Total payroll costs                     427,371         58,568
                                        __________     __________

  Board compensation                       15,762              0
  Salary Managing Director                 66,433         15,030

The  company had at the end of the year 8 employees, representing
7.1 man-years.

Guarantee:

The company has guaranteed for a bank loan for managing director.
Remainder guarantee responsibility is $31,623.

Note 3    Auditor
                                             2001          2000
                                        __________     __________

  Audit fee                                 4,806            0
  Other compensation                          105          360

Note 4    Fixed Assets
                                Fixtures   Machinery      Total
                               __________  __________  __________

Acquisition cost 01 01 01          9,198      24,473      33,671
Additions during the year         23,493      41,173      64,665
Accumulated depreciations
     31 12 01                      2,439      17,629      20,068
                               __________  __________  __________

Acquisition cost 31 12 01         30,252      48,017      78,269
                               __________  __________  __________

Ordinary depreciations
  in 33.3-20%                      1,989      16,393      18,382
                               __________  __________  __________

			   PROBIO NUTRACEUTICALS
              Notes to Audited Financial Statements
                          (continued)

Note 5    Leases

The company is operating in leased offices. The lease is running until June 30, 2002.

Note 6    Stockholder information
                                    # of Stock    %Ownership
                                    __________    ___________

The company's stockholders are:
  Igene Biotechnology, Inc.            10,000            100

Note 7    Tax calculation
                                       2001
                                    __________
The years tax cost consist of:
  Payable tax                               0
  Change in deferred taxes            -28,318
                                    __________

  Net tax cost                        -28,318
                                    __________

Deferred taxes/tax advantage
                                         2001       2000     Change
                                    __________ __________ __________

Temporary differences related to:
  Fixed assets                         -4,965     -2,150     -2,815
  Other differences                    -6,545     -5,499     -1,046
  Taxable forward carrying losses     169,616     64,619    104,997
                                    __________ __________ __________

  Basis deferred taxes                158,106     56,970    101,136
                                    __________ __________ __________

  Deferred tax 28%                     44,269     15,951     28,318
                                    __________ __________ __________

An alignment of temporary differences as calculating deferred taxes. Deferred taxes are assigned to the balance statement.

Note 8    Locked assets

Of   the  company's  bank  deposits,  US$15,131  is  locked  tax-
deductions.

Note 9    Other income

In other income includes US$128,797 as income compensation for product development.

                        SIGNATURES


       Pursuant  to  the  requirements  of  the  Securities
Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                          IGENE Biotechnology, Inc.
                          _________________________________
                          (Registrant)


                          By:   /s/ STEPHEN F. HIU
                              _____________________________
                          Name:     STEPHEN F. HIU
                          Title:    President


                          By:   /s/ EDWARD J. WEISBERGER
                              _____________________________
                          Name:     EDWARD J. WEISBERGER
                          Title:    Chief Financial Officer

Dated:  November 12, 2002